UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2005

                             GLOBAL PHARMATECH, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      005-78248                33-0976805
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


          89 Ravine Edge Drive, Richmond Hill, Ontario, Canada L4E 4J6
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (905) 787-8225

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On February 11, 2005, the Board of Directors of Global Pharmatech, Inc. ("the Company") unanimously approved the dismissal of Russell Brennan ("Russell Brennan") as its certifying accountant and notified Russell Brennan that it was terminating Russell Brennan's services. The Company dismissed Russell Brennan after the Company was advised by the staff of the Securities and Exchange Commission on December 26, 2004 that Russell Brennan had not applied for registration with the Public Company Accounting Oversight Board. Also on February 11, 2005, the Company engaged its former accountant, Aaron Stein CPA ("Aaron Stein") to serve as its independent registered public accountant to review the Company's financial statements for the periods ended June 30, September 30 and December 31, 2004.

      During the period from September 28, 2004 through February 11, 2005, which is the period that Russell Brennan was retained by the Company, (i) there were no disagreements between the Company and Russell Brennan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Russell Brennan would have caused Russell Brennan to make reference to the matter in its reports on the Company's financial statements, and (ii) Russell Brennan's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the period from September 28, 2004 through February 11, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two fiscal years ended December 31, 2003 and 2002 and until September 28, 2004, Aaron Stein was retained as the Company's principal accountant to audit and review the Company's financial statements during such periods. During the two fiscal years ended December 31, 2003 and 2002 and through February 12, 2005 the Company did not consult with Aaron Stein regarding any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      On February 24, 2005, the Company provided Russell Brennan with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Russell Brennan furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C)   EXHIBITS.


EXHIBIT NUMBER    DESCRIPTION
--------------    --------------------------------------------------------------
16.1              Letter from Russell Brennan dated February 11, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL PHARMATECH, INC.


Date: February 24, 2005                    /s/ Xiaobo Sun
                                           -------------------------------------
                                           Xiaobo Sun
                                           President and Chief Executive Officer


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